                                                                    EXHIBIT 24.1

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.

                                           /s/ Thomas R. Ferguson
                                          --------------------------
                                          THOMAS R. FERGUSON

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.
                                            /s/ Mervyn L. Goldstein, M.D.
                                          ---------------------------------
                                          MERVYN L. GOLDSTEIN, M.D.

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.
                                              /s/ Ray E. Hannah
                                          ------------------------
                                          RAY E. HANNAH

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.
                                           /s/ Roger H. Licht
                                          -----------------------------
                                          ROGER H. LICHT

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.
                                            /s/ Per G.H. Lofberg
                                          -------------------------
                                          PER G.H. LOFBERG

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.
                                              /s/ Charles A. Mele
                                          --------------------------
                                          CHARLES A. MELE

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.
                                            /s/ Herman Sarkowsky
                                          -------------------------
                                          HERMAN SARKOWSKY

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.

                                           /s/ Martin J. Wygod
                                          ---------------------------
                                          MARTIN J. WYGOD

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.

                                            /s/ Albert M. Weis
                                          -----------------------
                                          ALBERT M. WEIS

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.
                                            /s/ Paul C. Suthern
                                          ------------------------
                                          PAUL C. SUTHERN

                                 SYNETIC, INC.

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Victor L. Marrero and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, EACH with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of December, 1996.
                                            /s/ James V. Manning
                                          -------------------------
                                          JAMES V. MANNING